iShares®

iShares Trust

Supplement dated October 11, 2012

to the Prospectus and Summary Prospectus dated July 1, 2012

(as revised July 9, 2012) and Statement of Additional Information

dated July 1, 2012 (“SAI”) for the iShares 10+ Year Government/
Credit Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus, Summary Prospectus and SAI for the Fund.

Effective October 11, 2012, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund are as follows:

	Creation Unit Size	Approximate Value of a Creation Unit as of October 10, 2012
iShares 10+ Year Government/Credit Bond Fund	50,000	$3,191,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
IS-A-GLJ-S2

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